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                                                                    EXHIBIT 99.2

                        ASSIGNOR COVENANT NOT TO COMPETE

                  This COVENANT NOT TO COMPETE (this "Agreement") is made as of August __, 2001, by and among BOBBY ALLISON WIRELESS Corporation, a Florida corporation ("BAW"), BOBBY ALLISON WIRELESS, INC., a Florida corporation (together with BAW, jointly referred to as, the "Covenantors" or "Assignors"), and TRITON PCS PROPERTY COMPANY LLC, a Delaware limited liability company ("Assignee").

                              W I T N E S S E T H:

                  WHEREAS, pursuant to the Assignment and Assumption of Leases, dated as of the date hereof (the "Agreement"), by and among Assignors and Assignee, the Assignors are assigning the Leases to the Assignee and Assignee is assuming such Leases from the Assignors on the terms and subject to the conditions and other provisions set forth in the Agreement. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

                  WHEREAS, as a condition of closing pursuant to Section 7.10 of the Agreement, Covenantors have agreed to execute and deliver this Agreement, and Covenantors realize and acknowledge a benefit to them as a result of the consummation of the transactions contemplated by the Agreement; and

                  WHEREAS, Assignee wishes to protect the confidential information, customer and employee relations, intellectual property, and other legitimate business interests of Assignee and its parent companies, subsidiaries and affiliates.

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter set forth and as set forth in the Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the parties hereto covenant and agree as follows:

                  1.       Covenant Not to Compete

                           (a)      Covenantors agree that from the date hereof
until October 8, 2002 (the "Restricted Period"), Covenantors shall not, without the express prior written consent of Assignee, directly or indirectly or otherwise through any affiliates or other entity, either become or act as a proprietor, partner, officer, director, employee, stockholder (other than as a holder of not more than five percent (5%) of any class of securities of any corporation or partnership which securities are registered under Section 12 of the Securities Exchange Act of 1934, as amended), joint venturer, or investor in, or agent for, or consultant to (whether for compensation or without compensation), or otherwise engage in any business that constitutes a Prohibited Activity. "Prohibited Activity" shall mean the distribution of, promotion of, sale of services or equipment related to, solicitation of customers for, or otherwise engaging in the wireless telephony and data services anywhere within the geographic area of any basic trading area for which Assignee or any of Assignee's Affiliates hold a license or permit for wireless telephony or data services or personal communications services issued by the Federal Communications Commission (the "Footprint"), which may be withheld in Assignee's sole discretion; provided


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however, that (a) Assignors may open a retail store in any shopping mall where
Assignee operates a Retail Store if either of the Assignors offers SunCom Wireless products at such location on an exclusive basis and otherwise in accordance with the agency agreement, dated August 5, 1999 (the "Dealer Agreement"), between Assignee and BAW, (b) Assignors may open a retail store within the Footprint, other than in any shopping mall where Assignee operates a Retail Store, if either of the Assignors offers SunCom Wireless products and services at such location on a non-exclusive basis and otherwise in accordance with the Dealer Agreement and (c) paging services shall not be considered a Prohibited Activity.

                           (b)      Covenantors further agrees that, during the
Restricted Period, Covenantors will not, nor will it permit any of its affiliates to, directly or indirectly, solicit or cause or assist in the solicitation of the employment, or employ any employee of any Retail Store who becomes an employee of Assignee or any affiliate of Assignee, any person who provides services to Assignee pursuant to the Loaned Employee Agreement or any former employee who has terminated employment with Covenantors, the Assignee or any Retail Store within a period of less than six months from the date hereof. Covenantors also agree not to induce any employee of any Retail Store or of Assignee or any of its affiliates to leave the employment of Assignee or any of its affiliates.

                           (c)      Covenantors further agree that, during the
Restricted Period, Covenantors will not, directly or indirectly, induce or attempt to induce any person, business or entity which is a party to any written or oral contract or agreement with, or is a customer of, Assignee or any Retail Store or any of Assignee's affiliates, to terminate such written or oral agreement or understanding customer relationship with any Assignee or any Retail Store or any of Assignee's affiliates.

                           (d)      Covenantors acknowledge and agree that the
restrictions contained in this Paragraph 1 are necessary to protect Assignee's employee and customer relationships, to prevent the use and disclosure of confidential information and to protect Assignee's legitimate business interests.

                           (e)      Covenantors agree that all of the
restrictions in this Paragraph 1 are reasonable in all respects, including duration, territory and scope activity.

                           (f)      The parties hereto intend that the covenants
contained in this Paragraph 1 shall be construed as a series of separate covenants, one for each municipality or county in each of the states in which the Retail Stores are located, as the case may be. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in this paragraph. If, in any judicial proceedings, a court shall refuse to enforce any of the separate covenants deemed included in this Paragraph 1, then such unenforceable covenant shall be deemed eliminated from these provisions for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced.

                  2. Consideration. As specified in the Agreement, in consideration of the covenant not to compete made herein, Assignee shall make the payment of the Purchase Price specified in Section 2.1 of the Agreement.


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                  3.       Proprietary Information. Covenantors acknowledge and
agree that it will not at any time during the Restricted Period or at any time thereafter, except as may be required by law, use or disclose to any person, firm or other legal entity, any confidential records, secrets or information related to any Lease or Retail Store, including, without limitation, customer and supplier lists, the names of the Assignee's or Retail Store's employees and other agents, forms and arrangements with customers and suppliers; advertising concepts; information regarding the Assignee's or Retail Store's past, present, or future products, software, research, development, inventions, computer processes, techniques, designs, or other technical information and data; compensation paid to Assignee employees and independent contractors or other employment or personnel data; marketing surveys and analyses; budgets, business plans, and other financial information; and other confidential matters; provided, however, that Covenantors shall be allowed to disclose such information to its attorneys or accountants for the preparation of financial statements and tax returns and as may be required in response to any subpoena, summons or judicial order; provided, that Covenantors shall provide Assignee with advance notice of such subpoena, summons or order pursuant to Paragraph 15 of this Agreement to enable Assignee to obtain a protective order.

                  4. Injunctive Relief. Covenantors acknowledge that the breach, or threatened breach, by any Covenantor of the provisions of this Agreement shall cause irreparable harm to Assignee, which harm cannot be fully redressed by the payment of damages to Assignee. Covenantors acknowledge that the duration and terms of this Agreement are reasonable under the circumstances. Accordingly, Assignee shall be entitled, in addition to any other right or remedy it may have at law or in equity, to an injunction enjoining or restraining Covenantors from any breach or threatened breach of this Agreement. Covenantors hereby waive the defense in any equitable proceeding that there is an adequate remedy at law for any such breach. The Restricted Period shall be tolled on a day-for-day basis for each day during which Covenantors violate the provisions of Paragraph 1 in any respect so that Covenantors are restricted from engaging in the activities prohibited by Paragraph 1 for the full number of days comprising the Restricted Period.

                  5. Representations and Warranties of Covenantor. Covenantors represent and warrant to Assignee that (i) each Covenantor has the full power and authority or capacity, as applicable, to execute and deliver this Agreement and to perform its obligations hereunder; and (ii) this Agreement has been duly and validly executed and delivered by each Covenantor and constitutes the legal, valid and binding agreement of each Covenantor enforceable in accordance with its terms.

                  6. Benefit and Assignment. No person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto. None of the rights hereunder shall be assignable by any party without the prior written consent of the other parties, provided that Assignee may assign all or a portion of its rights hereunder to any affiliate of Assignee or to any purchaser or sub-tenant of one or more of the Leases without the consent of Covenantor.


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                  7.       Entire Agreement. This Agreement, together with the
Agreement, embodies the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement.

                  8. Amendment and Modification. This Agreement may be amended, modified or supplemented only by written agreement of Covenantors and Assignee.

                  9. Severability. If any provision of this Agreement or application thereof to any person or circumstance shall be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law, except to the extent inconsistent with Paragraph 1(f) hereof.

                  10. Governing Law. This Agreement shall be governed by the laws of the Commonwealth of Virginia (but not the laws pertaining to choice of law) as to all matters including but not limited to matters of validity, construction, effect, performance and remedies.

                  11. Waiver of Compliance; Consents. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, representation, warranty, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, representation, warranty, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Paragraph 11.

                  12. Attorneys' Fees. If any action, suit or proceeding is brought by any of the parties hereto arising out of or relating to this Agreement or its breach, the successful or prevailing party in any such action, suit or proceeding, shall be entitled to the full amount of its reasonable expenses, including all court costs and attorneys fees paid or incurred in connection therewith, in addition to such other relief as such party shall be entitled to.

                  13. Headings. The headings of the paragraphs contained in this Agreement are inserted for convenience only and do not form a part of or affect the meaning, construction or scope thereof.

                  14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                  15. Notice. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered personally or by nationally recognized courier service (receipt requested) or by facsimile transmission, telexed or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof):


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                    if to Assignors:

                            Bobby Allison Wireless Corporation
                            1200 Starkey Road
                            Suite 105
                            Largo, FL 33771
                            Attention: Robert L. McGinnis
                            Telecopy: (727) 581-4941

                            Copies (which shall not constitute notice) to:

                            Hines, Norman & Associates, P.L.
                            315 South Hyde Park Avenue
                            Tampa, FL 33606
                            Attention: Christopher Norman, Esq.
                            Telecopy: (813) 254-6153

                    if to Assignee:

                            Triton PCS, Inc.
                            1100 Cassat Road
                            Berwyn, PA 19312
                            Attention: Daniel Graney, VP
                            Telecopy: (610) 993-2684

                            with a copy (which shall not constitute notice) to:

                            Dow, Lohnes & Albertson, PLLC
                            1200 New Hampshire Ave, NW
                            Suite 800
                            Washington, DC 20036
                            Attention: William S. Dudzinsky, Esq.
                            Telecopy: (202) 776-2348

                        [END OF PAGE. SIGNATURES FOLLOW.]


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                  IN WITNESS WHEREOF, each of the parties hereto has executed this Covenant Not to Compete as of the date first above written.

                                       COVENANTORS:

                                       BOBBY ALLISON WIRELESS CORPORATION



                                       By: /s/ Robert L. McGinnis
                                          -------------------------------------
                                          Name: Robert L. McGinnis
                                          Title: CEO

                                       BOBBY ALLISON WIRELESS, INC.



                                       By: /s/ James L. Ralph
                                          -------------------------------------
                                          Name: James L. Ralph
                                          Title: President

                                       ASSIGNEE:

                                       TRITON PCS PROPERTY COMPANY LLC

                                       By: Triton Management Company, Inc.,
                                           its manager



                                       By: /s/ David D. Clark
                                          -------------------------------------
                                          Name: David D. Clark
                                          Title: Executive Vice President and
                                                 CFO